UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2009
AXS-ONE INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26358	13-2966911

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

301 Route 17 North
Rutherford, New Jersey	07070

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (201) 935-3400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 14, 2009, the Registrant issued a press release (attached as an exhibit to this report) disclosing material non-public information regarding the Registrant’s results of operations for, and financial condition as of, the fourth quarter and year ended December 31, 2008.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
99.1	Press Release by Registrant, dated April 14, 2009

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXS-ONE INC.

Date: April 14, 2009	by:	/s/ Joseph Dwyer

Joseph Dwyer
Executive V.P., Chief Financial Officer

EXHIBIT INDEX
99.1	Press Release by Registrant, dated April 14, 2009